Exhibit 10.6

EXECUTION COPY

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1, dated as of January 14, 2005 (this “Amendment”), to the AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (the “Amended and Restated Securities Purchase Agreement”), dated as of December 13, 2004, by and among The Wet Seal, Inc., a Delaware corporation, with headquarters located at 26972 Burbank, Foothill Ranch, California 92610 (the “Company”), and the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Amended and Restated Securities Purchase Agreement shall be used herein as therein defined.

A. The Company and the Buyers entered into the Amended and Restated Securities Purchase Agreement pursuant to which the Buyers agreed to purchase certain Notes and Warrants of the Company, upon the terms and subject to the conditions set forth therein.

B. The Bridge Facility Documents have been amended to permit the Bridge Facility to remain outstanding after the Closing (the “Bridge Amendments”).

C. SAC, as collateral agent under the Bridge Facility, and the Trustee have entered into that certain Subordination Agreement, dated as of the date hereof (the “Bridge Subordination Agreement”).

D. The Company and the Buyers now desire to amend the Amended and Restated Securities Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENTS

(a) Bridge Facility. Recital H of the Amended and Restated Securities Purchase Agreement is hereby amended and restated as follows:

On the Original Date, the Company and certain of its subsidiaries entered into temporary financing arrangements with certain of the Original Buyers, as secured lenders, and as more fully set forth in a credit agreement by and among the Company, The Wet Seal Catalog, Inc., and The Wet Seal Retail, Inc., as borrowers (collectively, the “Bridge Borrowers”), and Wet Seal GC, Inc., as guarantor (together with the Bridge Borrowers, the “Bridge Loan Parties”), S.A.C. Capital Associates, LLC, as administrative agent and collateral agent (in such capacity the “Bridge Agent”), and certain of the Original Buyers, as lenders (the “Original Bridge Facility”), and certain other security and ancillary documents related thereto, including, without limitation, an intercreditor and lien subordination agreement by and among the Bridge Agent, Fleet Retail Group, Inc., as administrative agent and collateral agent (the “Senior Agent”) for certain lenders (the “Senior Lenders”), and the Bridge Loan Parties and a lien subordination agreement, by and among the Bridge Agent, the Senior Agent and the Company, pursuant to which, subject to the satisfaction of certain borrowing conditions, the Original Buyers made available to the Bridge Borrowers a $10 million secured term loan (the “Bridge Amount”). Effective December 14, 2004, certain of the Original Buyers and the June 2004 Participants (as defined below) entered into assignment agreements whereby $2.5 million of the Bridge Amount of such Original Buyers was assigned to the June 2004 Participants, as secured lenders under the Bridge Facility. On the Closing Date, the maturity date of the Original Bridge Facility shall be extended pursuant to an amendment to the Original Bridge Facility substantially in the form attached hereto as Exhibit H (as amended, the “Bridge Facility”). The documents entered into in connection with the Bridge Facility are referred to herein as the “Bridge Facility Documents”. In connection with this Agreement and the related documents, the Company has obtained the requisite consents from the Senior Lenders.

(b) Security Documents. Recital J of the Amended and Restated Securities Purchase Agreement is hereby amended and restated as follows:

The Notes will be secured by a third lien on substantially all of the personal property assets of the Bridge Loan Parties pursuant to the Security Documents (as defined in the Indenture). The Notes and the liens securing such Notes will be fully subordinated to the debt and liens in favor of the Senior Agent and the Senior Lenders pursuant to an amended and restated subordination agreement, to be dated as of the Closing Date, among the Senior Lenders, the Buyers, the Trustee and the Company, and a subordination agreement, by and between the Trustee, the Buyers, the Company and the Bridge Agent, to be dated as of the Closing Date (collectively, the “Subordination Agreements”, together with the Security Documents, collectively, the “Security Agreements”).

(c) Purchase Price. Section 1(a)(iv)(1) of the Amended and Restated Securities Purchase Agreement is hereby amended and restated as follows:

The aggregate purchase price for the Notes and the Warrants to be purchased by each Buyer at the Closing (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers less in the case of S.A.C. Capital Associates, LLC (“SAC”) (a Buyer), a withholding amount with respect to certain expenses in accordance with Section 4(g)(ii).

(d) Definition of Transaction Documents. The defined term “Transaction Documents” in the first sentence of Section 3(b) of the Amended and Restated Securities Purchase Agreement is hereby amended to include this Amendment.

(e) Obligations of the 2004 Participants. Section 4(x) of the Amended and Restated Securities Purchase Agreement is hereby amended and restated as follows:

Obligations of the 2004 Participants. Each June 2004 Participant who elected to exercise its June 2004 Participation Right shall be required to participate in the Bridge Facility on the same terms and in a proportionate amount as the Original Buyers (excluding WLSS Capital Partners, LLC and Eli Wachtel).

(f) Closing Conditions. Section 7(a)(iii) of the Amended and Restated Securities Purchase Agreement is hereby amended and restated as follows:

Each Buyer shall have received the opinion of Akin Gump Strauss Hauer & Feld LLP, the Company’s outside counsel, dated as of the Closing Date, substantially covering the matters set forth in Exhibit E attached hereto.

(g) Exhibits A and H. The Amended and Restated Securities Purchase Agreement is hereby amended by (x) replacing Exhibit A with Exhibit A attached hereto and by (y) attaching thereto an Amendment to the Original Bridge Facility as Exhibit H thereto, in the form attached as Exhibit H hereto, and the list of Exhibits in the Amended and Restated Securities Purchase Agreement is hereby amended to replace Exhibit A thereto and to add Exhibit H as follows:

Exhibit A – Form of Convertible Note and Indenture.

Exhibit H – Amendment to the Original Bridge Facility.

(h) Schedules. The Schedules to the Amended and Restated Securities Purchase Agreement are hereby amended and restated by replacing the Schedules thereto with the New Schedules (defined below).

2. REPRESENTATIONS AND WARRANTIES

(a) Buyer Bring Down. Each Buyer hereby makes the representations and warranties as to itself only as set forth in Section 2(h) and (i) (as to this Amendment) of the Amended and Restated Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

(b) Company Bring Down. The Company hereby makes the representations and warranties to the Buyers as set forth in Section 3 of the Amended and Restated Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment; provided that the Schedules to the Amended and Restated Securities Purchase Agreement are updated as set forth on the Schedules attached to this Amendment (the “New Schedules”).

(c) Proxy Statement. The Company has prepared and filed with the SEC proxy materials with respect to the Stockholder Meeting (the “Proxy Materials”). The

stockholder approval of the proposals in the Proxy Materials has been duly and validly obtained and such stockholder approval of the issuance of the Securities contemplated to occur at the Closing in accordance with the Amended and Restated Securities Purchase Agreement and this Amendment satisfies the Shareholder Approval requirements of Rule 4350 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

3. CERTAIN COVENANTS

(a) Disclosure of Transactions and Other Material Information. The terms and form of this Amendment and any documents related thereto shall be filed as part of the Final 8-K Filing, and shall include this Amendment and any other material transaction documents related thereto, as entered into, prepared, modified or amended, as exhibits to such filing.

4. MISCELLANEOUS

(a) Effective Time. Upon the execution hereof by the Company and the Majority Buyers, this Amendment shall become effective as of the date first written above.

(b) General. The provisions of Section 10 (except for Section 10(i)) of the Amended and Restated Securities Purchase Agreement shall apply to this Amendment except that references therein to the Agreement shall be deemed references to the Agreement as amended by this Amendment.

(c) Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(d) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer, other than SAC, acknowledges that (i) Schulte Roth & Zabel LLP solely represented SAC in connection with the transaction contemplated hereby and (ii) SAC did not provide any advice in connection herewith and such Buyer’s determination to participate herein was based solely on its own evaluation of the risks and merits of the investment contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

(e) No Dilutive Effect. Each Buyer acknowledges that the issuance of Notes on the Closing Date shall not be deemed to be an issuance of securities that requires the application of the conversion adjustment protections set forth in the Series A Warrants.

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

THE WET SEAL, INC.

By:	/s/ Douglas C. Felderman
Name:	Douglas C. Felderman
Title:	EVP + CFO

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

S.A.C. CAPITAL ASSOCIATES, LLC
By:	S.A.C. Capital Advisors, LLC

By:	/s/ Peter Nussbaum
Name:	Peter Nussbaum
Title:	General Counsel

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

GMM CAPITAL, LLC

By:	/s/ Dabah Isaac
Name:	Dabah Isaac
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

GOLDFARB CAPITAL PARTNERS LLC

By:	/s/ Morris Goldfarb
Name:	Morris Goldfarb
Title:	Mbr

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

/s/ Charles Phillips
Mr. Charles Phillips

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

/s/ Eli Wachtel
Mr. Eli Wachtel

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

WLSS CAPITAL PARTNERS, LLC

By:	/s/ Wayne Miller
Name:	Wayne Miller
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

SMITHFIELD FIDUCIARY, LLC

By:	/s/ Adam J. Chill
Name:	Adam J. Chill
Title:	Authorized Signatory

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
By:	D.B. ZWIRN PARTNERS LLC, its general partner

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
By:	D.B. ZWIRN & CO., L.P., its trading Manager

By:	/s/ Daniel B. Zwirn
Name:	Daniel B. Zwirn
Title:	Managing Member

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Amendment to the Amended and Restated Securities Purchase Agreement to be duly executed as of the date first written above.

RIVERVIEW GROUP, LLC

By:	/s/ Terry Feeney
Name:	Terry Feeney
Title:	COO